Supplement dated August 19, 2026 to the Summary Prospectus and Prospectus, each dated May 1, 2026, as may be revised or supplemented from time to time, for the following fund:

MIROVA GLOBAL MEGATRENDS FUND

(the “Fund”)

Effective immediately, the second paragraph of the sub-section “Principal Investment Strategies” within both the “Investments, Risks and Performance” section of the Fund Summary and the “More About Goals and Strategies—Mirova Global Megatrends Fund” section of the Fund Prospectus is amended and restated as follows:

The Adviser focuses on megatrends, which are trends that are global and long-term in nature and that will lead to significant transitions in the global economy. The Adviser organizes these global megatrends into four major transitions: (i) demographics; (ii) technology; (iii) environment; and (iv) governance. The Adviser reviews the firm’s convictions around the four major transitions annually. Given the breadth and long-term nature of the transitions, the Adviser expects them to remain relevant over extended periods of time, though specific investable megatrends and their implementation may evolve as economic, technological and regulatory conditions change. Investable megatrends within the transitions are frequently evaluated.

Effective immediately, the fourth to seventh paragraph of the sub-section “Principal Investment Strategies” disclosure in the section “More About Goals and Strategies—Mirova Global Megatrends Fund” within the Fund Prospectus is amended and restated as follows:

From this large universe of solution providers and other companies relevant to the identified megatrends, the Adviser applies detailed fundamental research to identify fundamentally and financially sound companies, assessing companies’: i) strategic positioning, seeking companies with barriers to entry and defensibility of business model; ii) financial structure, looking for cash flow generation capability and balance sheet capacity; iii) management quality, searching for management teams who think like owners with leadership and strategic vision; and iv) sustainability integration, seeking companies with good performance on sustainability indicators believed to be material. The Adviser seeks to invest in securities that are trading at significant discounts to what the Adviser believes are their intrinsic values. In determining intrinsic value, the Adviser focuses on long-term modeling, modeling out a range of potential outcomes and typically uses a combination of discounted cash flow models and multiples analysis.

Furthermore, the Adviser typically prioritizes companies that contribute positively to the achievement of the United Nations’ Sustainable Development Goals (the “SDGs”), while generally avoiding companies whose activities and/or practices create a significant risk to achieving the SDGs. While many investments are expected to contribute positively to one or more of the SDGs, the Fund may also invest in companies assessed as having a neutral (or “negligible”) contribution where the Adviser believes such companies effectively manage/are expected to effectively manage sustainability risks and/or are positioned to support economic or societal transition consistent with the Fund’s investment objectives. The determination of contribution to the SDGs is based on analysis conducted by the Sustainability Research Team, which examines how companies meet the opportunities and manage the risks associated with the SDGs in order to help determine their viability and sustainability. The main outcome of this analysis is a qualitative “sustainability opinion” and an analysis of a company’s main sustainability opportunities and risks. The analysis encompasses the entire life cycle of product development, from raw material extraction to consumer use and disposal, and focuses only on the most pertinent issues to each company. The sustainability opinion is defined in relation to the achievement of the SDGs; this opinion is mainly based on the merits of the individual company in question though it could be relative to any peer group or sector. In addition, the Adviser integrates this analysis into its fundamental research and considers all of the 17 SDGs in the analysis where deemed material and relevant. This approach is intended to support a portfolio with a strong environmental and social profile, relative to the broad equities market, while seeking long-term capital appreciation. While the Adviser does not use exclusions as a central tenet of its sustainability approach, the Adviser applies a Minimum Standards Policy to evaluate the level of involvement of a company in activities that may be detrimental to the achievement of the SDGs. This may result in exclusion of issuers from the investment universe of securities in which the Fund may invest that do not align with the Fund’s investment objectives nor meet its investment criteria. The application of these exclusionary criteria is intended to be consistent with the Fund’s transition-oriented investment approach and does not preclude investment in companies supporting such transitions, provided they meet the Adviser’s sustainability expectations and investment criteria. Examples of excluded issuers may include, but are not limited to, severe violators of human rights and international norms; those involved in fossil fuels value chain, including the extraction, processing/refining, trading of fossil fuels and production of dedicated equipment/services for the fossil fuel sector; electricity production; palm oil production; generation of revenue from certain chemicals, tobacco products, alcohol producers or retailers that fail to meet certain criteria, sugar-sweetened beverages, gambling, certain military equipment and weapons, and adult entertainment; and those issuers registered, incorporated or headquartered in tax havens as defined and maintained by the European Commission.

Additionally, the Adviser uses specialized environmental, social and governance (“ESG”) data and rating providers as primary sources for opinions and engagement recommendations. Such sources may be specialized in specific topics such as carbon data or biodiversity, or providers of broader ESG data (for instance ISS ESG, Bloomberg, etc.). The Adviser also works with specialized consultants around specific topics such as gender equality.

The Adviser builds a relatively concentrated portfolio and the weight that an individual stock receives in the portfolio is generally based on the Adviser’s fundamental opinion, liquidity, impact, and upside potential. The Adviser may sell a security due to a deterioration in the company’s fundamental quality, a change in megatrend exposure or sustainability opinion, a controversy alert such as one relating to human rights, or if the Adviser believes the security has little potential for price appreciation or there is greater relative value in other securities in the Fund’s investment universe. To the extent an issuer’s status changes such that it no longer meets the Fund’s investment criteria and becomes subject to exclusion, the Fund will take steps to divest its holdings of such issuer within a reasonable period of time. Because divestment may not be immediate, the Fund may temporarily continue to hold such securities. The screening criteria described above may be updated from time to time. The Fund will notify shareholders prior to any change to the 80% policies discussed above taking effect.